UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2007

ATOMIC GUPPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31757	98-0233452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David A. Carter, P.A. One Lincoln Place, 1900 Glades Road, Suite 401, Boca Raton, FL 33431 (Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 750-6999

XTX Energy, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

   CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

   CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.03 --  Material Modification to Rights of Security Holders

Please see the disclosure in Item 8.01 below.

Item 8.01 – Other Events

On June 25, 2007, Atomic Guppy, Inc. (the "Company"), formerly XTX Energy, Inc., effected a reverse split  (the "Reverse Split") of its common stock on the basis of one (1) post-Reverse Split share for twenty (20) pre-Reverse Split shares. As previously reported in our Information Statement on Schedule 14C as filed with the SEC on May 29, 2007, our shareholders who were entitled to vote approximately seventy-nine percent (79%) of our issued and outstanding common stock ratified and joined the written consent of our Board of Directors with respect to the Reverse Split. New certificates representing one share of the Company's common stock post-Reverse Split will be issued by the Company's transfer agent for the surrender of every certificate representing twenty shares of the Company's common stock pre-Reverse Split.

After the Reverse Split, also on June 25, 2007, our authorized capital stock was increased to twenty-five (25) million post-Reverse Split shares and the name of our Company was changed from "XTX Energy, Inc." to “Atomic Guppy, Inc.” to more closely identify with the Company’s business plan to build and launch a live web based e-commerce video platform to support an interactive incentive community. The Company's new ticker symbol on the Over-the-Counter Bulletin Board is ATGU.OB.

A copy of the press release issued by the Company on June 26, 2007 announcing the Reverse Split and the change in the Company's name and ticker symbol is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release of the Company, dated June 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 26, 2007

ATOMIC GUPPY, INC.

By:	/s/ Adam Bauman
Adam Bauman
Chief Executive Officer, President and Director